Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events
19.	SUBSEQUENT EVENTS

On February 7, 2013, we received lender consent to amend the credit agreement governing our senior secured credit facilities. The amendment to the credit agreement is expected to modify our senior secured credit facilities as follows: (i) reduce the applicable margins of each of the existing term loan tranches by 1.25% and lower the LIBOR and base rate floors of each of the existing term loan tranches by 0.25%; (ii) extend the maturity of all or a portion of the term loans due July 2016 to June 2018; and (iii) add a further step down to the applicable margins of each of the existing term loan tranches by 0.50% conditioned upon completion by the Company of an initial public offering and the Company attaining and maintaining a total leverage ratio less than or equal to 4.75:1.00. We expect to incur refinancing expenses of approximately $24 million for the soft call premium and $5 million for fees and expenses in connection with the amendment.

Following effectiveness of the amendment, the interest rate margins for the term loans due 2016 will range from 2.50% to 3.00% for LIBOR rate loans, and from 1.50% to 2.00% for base rate loans, the interest rate margins for the term loans due 2018 will range from 2.75% to 3.25% for LIBOR rate loans, and 1.75% to 2.25% for base rate loans, and the interest rate floor will be 1.00% for the LIBOR component of the LIBOR rate loans and 2.00% for the base rate component of the base rate loans. The amendment also provides for a soft call option applicable to all of the new term loans. The soft call option provides for a premium equal to 1.0% of the amount of the repricing payment, in the event that, on or prior to the six month anniversary of the effective date of the amendment, we or our subsidiary borrowers enter into certain repricing transactions. The effectiveness of the amendment is subject to customary conditions.

The Company has filed a registration statement under the Securities Act of 1933 to sell common stock. On March 8, 2013, the Company effected a 1-for-8 reverse stock split and amended its Restated Certificate of Incorporation by filing an amendment with the Delaware Secretary of State. The Company also adjusted the share amounts under its employee benefits and incentive plans as a result of the 1-for-8 reverse stock split. Immediately prior to the completion of the offering to sell common stock, the Company expects to file an Amended and Restated Certificate of Incorporation. All numbers of common shares and per common share data in the accompanying consolidated financial statements and related notes have been retroactively adjusted to give effect to the reverse stock split and the changes to the Amended and Restated Certificate of Incorporation of the Company.